--------------------------------------------------------------------------------

                        LB-UBS COMMERCIAL MORTGAGE TRUST
                                     2005-C3

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C3

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.97 BILLION

           HIGHLIGHTS OF COURTYARD BY MARRIOTT PORTFOLIO MORTGAGE LOAN
               SECURED BY COURTYARD BY MARRIOTT PORTFOLIO, VARIOUS

                                  JUNE 7, 2005

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

                                    [GRAPHIC]

                                    [GRAPHIC]

The Courtyard by Marriott Portfolio Mortgage Loan (the "Mortgage Loan") is a
fixed rate, first mortgage loan with a principal balance of $550,000,000 secured by the fee or leasehold interest, as applicable, in 64 hotel properties, located in 29 states with 9,443 total rooms. There are an additional six properties (The
"Excluded Properties") for which there is no allocated loan amount. The Mortgage
Loan was originated by Lehman Brothers. The Mortgage Loan was split into an A
Note of $520 million and a B Note of $30 million. The A Notes will be further split utilizing a directed pay structure into three pari passu Senior Components evidenced by an $121.5 million Senior Component (Pooled), an $177.9 million
Senior Component (Non-Trust), an $177.9 million Senior Component (Non-Trust) and a Junior Component (Non-Pooled) of $42.7 million. The $121.5 million Senior
Component (Pooled) and the $42.7 million Junior Component (Non-Pooled) will be deposited in the LB-UBS 2005-C3 Trust (the "Trust"), while the $177.9 million
Senior Component (Non-Trust) and $177.9 million Senior Component (Non-Trust) are expected to be deposited in future fusion securitizations. The B Note will not be contributed to the Trust.

o    TERM & EXTENSIONS: 120 month original term maturing April 11, 2015, with no extensions.

o    AMORTIZATION(1): Interest Only (3 years) then Amortizing Balloon (7 years).
     Payments of interest only are required through and including the payment date in April 2008. The Mortgage Loan amortizes on a 24.5 year schedule.
     The Allocated Loan Amounts of the Courtyard by Marriott Portfolio Mortgaged
     Properties amortize on a 25 year schedule except for the Allocated Loan
     Amounts for the Courtyard by Marriott Fresno Mortgaged Property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott
     Poughkeepsie Mortgaged Property, which amortizes on a 13 year schedule.

o    INTEREST RATE: The Mortgage Loan will accrue interest at 5.7225%.

o    BORROWER: Courtyard II Associates, L.P., a special purpose, bankruptcy-remote entity.

o    SPONSORSHIP: Marriott International, Inc., and Host Marriott, L.P. and
     Sarofim Realty Advisors, L.P. Marriott International, Inc. ("Marriott",
     NYSE: MAR, BBB+ S&P, BBB Fitch, Baa2 Moody's) is a worldwide operator and franchiser of hotels and related lodging facilities with more than 2,600 properties in the United States and 65 other countries and territories.
     Host Marriott Corporation ("Host Marriott", NYSE: HMT, rated Ba3/B+ by
     Moody's and S&P respectively) is a Fortune 500 lodging real estate company that currently owns or holds controlling investment in 107 properties.
     Sarofim Realty Advisors, an investment advisory firm specializing in real estate, was founded in 1982 with the purpose of providing investments that optimize the balance of risk and return for a select number of long-term clients. With more than $1.5 billion of real estate under management,
     Sarofim has investments in office, retail, multifamily and hotel properties located throughout the United States. Sarofim is a subsidiary of Fayez
     Sarofim & Co., a investment management firm specializing in equity and fixed income investments with more than $40 billion under management on behalf of institutions and wealthy families.

     PROPERTY: The Courtyard by Marriott Portfolio consists of 64 select-service, upscale hotel properties in 29 states across the country with 9,443 total rooms (the "Properties"). The portfolio provides good location diversity as no state's allocated loan balance represents more than 13.6% of the Mortgage Loan balance. The hotels range in size from 131 to 155 rooms and were constructed between 1985 and 1990 and most recently renovated between 2003 and 2005. The typical amenities provided by
     Courtyard by Marriott hotels include: restaurant and lounge, meeting space, central courtyard, swimming pool and exercise room, 24-hour access to food, and high speed internet access. A key component of the acquisition strategy is the completion of a major guest room and public area upgrade program
     (the "Reinvention Program") totaling $118.1 million ($12,511 per key) which is expected to significantly improve the overall quality and financial performance of the portfolio over the next few years. The Reinvention
     Program is a key business strategy recently implemented by Marriott which has already proven to be successful in improving key performance statistics such as RevPAR, market penetration rates, Net House Profit margins and
     Guest Satisfaction Scores (GSS). The scope of a full Reinvention includes a redesigned and upgraded guestroom package, redesigned lobbies and new amenities and functional features designed to appeal to the business traveler. The Courtyard Marriot Portfolio achieved weighted average occupancy, ADR and RevPAR of 70.1%, $96.63 and $67.83, respectively for the trailing twelve months ending March 25, 2005.

o    PROPERTY MANAGEMENT: The Property is managed by Courtyard Management
     Corporation, a subsidiary of Marriott International, Inc. (NYSE: MAR; rated
     Baa3/BBB+/BBB by Moody's, S&P, and Fitch respectively). Marriott
     International, Inc. is a worldwide operator and franchiser of hotels and related lodging facilities. The Company's operations are grouped into five business segments: Full-Service Lodging, Select-Service Lodging,
     Extended-Stay Lodging, Timeshare and Synthetic Fuel. In the lodging business, the Company develops, operates and franchises hotels and corporate housing properties under 13 separate brand names including
     Courtyard by Marriott.

o    HISTORICAL PERFORMANCE:

YEAR                AVERAGE OCCUPANCY(1)   ADR(1)   REVPAR(1)
----                --------------------   ------   ---------
2002                        70.7%          $92.10     $65.34
2003                        70.8%          $92.16     $63.07
2004                        70.6%          $92.52     $66.74
TTM as of 3/25/05           70.1%          $96.63     $67.83

o    LTV: The Mortgage Loan and B Note have a combined loan-to-value of 64.2%
     based on an appraised value of $856,500,000.

o    IN-PLACE DSCR: Based on in-place net cash flow of approximately $58.4 million, the whole Mortgage Loan has a combined DSCR of 1.38x(2)

o    UNDERWRITTEN DSCR: Based on underwritten net cash flow of approximately
     $78.3 million, the whole Mortgage Loan has a combined DSCR of 1.85x(3)

o    CASH MANAGEMENT: Hard/Hotel Lockbox.

o    RELEASE OF PROPERTIES: Release of any property is permitted by defeasance and the six Excluded Properties may be released at any time after loan closing without penalty or prepayment.

o    SUBSTITUTION OF PROPERTIES: Permitted only in the event of Casualty or
     Condemnation at a property.

o    OWNERSHIP INTEREST: Fee and Leasehold

o    RESERVE FUNDS:

     o    $764,161 was deposited into a required repairs account to pay for certain immediate repairs required.

     o    $10,282,003 was deposited into the FF&E reserve account

     o    The Courtyard by Marriott Portfolio Borrower is required on each monthly payment date to make deposits to a tax and insurance reserve account. Insurance escrows are not required as long as the current management agreements are in place, an affiliate of Marriott
          International, Inc., is the property manager, the Borrower participates in Marriott International, Inc.'s insurance programs, and such programs meet the requirements of the Mortgage Loan documents.

     o    The Courtyard by Marriott Portfolio Borrower is required on each monthly payment date to make deposits to a FF&E replacement reserve with Marriott International, Inc., equal to 5.0% of the total gross revenues of the Courtyard by Marriott Portfolio Mortgaged Properties.

     o    The Courtyard by Marriott Portfolio Borrower is required on each monthly payment date to make deposits to a ground rent reserve account. Ground rent reserve deposits are not required provided that
          Marriott International, Inc., is the property manager of the Courtyard by Marriott Portfolio Mortgaged Properties, and is paying all ground rent expenses on behalf of the Courtyard by Marriott Portfolio
          Borrower.

(1)  Weighted average based on allocated loan amount per property.

(2)  Assumes the combined A Note amount of $520,000,000, a B Note amount of
     $30,000,000, in-place net cash flow of $58,421,229, and annual debt constant of 7.599%.

(3)  Assumes the combined A Note amount of $520,000,000, a B Note amount of
     $30,000,000, underwritten net cash flow of $78,310,266, and annual debt constant of 7.599%.

o    COURTYARD BY MARRIOTT PORTFOLIO LOAN STRUCTURE:



------------------     -----------------------     ---------                --------------
                         LB-UBS  |
                        2005-C3  |    Senior        Aaa/AAA
                         Senior  |  Component          to                   LB-UBS 2005-C3
                   --> Component | (Non-Trust) -->  Baa1/A-             -->     Trust
                        (Pooled) |   $355.8mm      Cashflows
                        $121.5mm |
                       -----------------------     ---------                --------------
   Courtyard by
Marriott Portfolio     -----------------------     --------------------     --------------
   Mortgage Loan            LB-UBS 2005-C3             Baa1 to Baa3            Private
      $550mm       -->     Junior Component    -->       Cashflows      -->  Certificates
                         (Non-Pooled) $42.7mm
                       -----------------------     --------------------     --------------

                       -----------------------     --------------------
                               B Note
                   -->         $30.0mm         --> Third Party Investor

------------------     -----------------------     --------------------


o    The Courtyard by Marriott Portfolio loan was split into an A Note and a B
     Note. The A Note (described below) was created by deleveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT
     1999-C2.

o    The A Note was further split utilizing a directed pay structure into a
     $477.3 million Senior Component and a $42.7 million Junior Component. A
     $121.5 million portion of the senior component will be pooled in the LB-UBS
     2005-C3 Trust. The balance of the Senior Component is expected to be included in future securitizations.

o    The Senior Component holder and Junior Component holder receive monthly interest payments prior to the B Note holder subject to the terms of the
     Co-Lender Agreement. The Senior Component holder receives interest payments prior to the Junior Component holder.

o    In the event of default, the B Note holder receives no principal or interest payments until the principal amount of the A Note has been paid in full.

o    The Junior Component will be deposited into the LB-UBS 2005-C3 Trust and will collateralize a privately offered class of certificates.

o    The B Note will be held by a third party investor on a whole loan basis and will not be included in the LB-UBS 2005-C3 Trust.